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                                                                Exhibit: 10.51FT



                     FIRST AMENDMENT TO FINANCING AGREEMENT

         THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), made and entered into as of July 29, 1998, is by and between FUTECH INTERACTIVE PRODUCTS, INC., an Arizona corporation (the "Borrower") and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "Lender").

                                    RECITALS

                  1. The Lender and the Borrower entered into a Financing Agreement dated as of March 31, 1998 (the "Financing Agreement"); and

                  2. The Borrower desires to amend certain provisions of the Agreement, and the Lender has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                  3. The Borrower has purchased substantially all of the assets and assumed certain liabilities of XYZ Group Inc. a Wisconsin corporation.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement, unless the context shall otherwise require.

                  SECTION 2. AMENDMENTS. The Financing Agreement is hereby amended as follows:

                  2.1 DEFINITIONS. The definitions of "Advance" contained in
Section 1. 1 of the Financing Agreement are amended in their entirety as follows:

                  "Advance(s)": An Accounts Advance, an Inventory Advance, an Over Advance, and/or an Additional Over Advance, as the context may require.

                  Section 1. 1 of the Financing Agreement is further amended by adding the definitions of "Eligible Inventory," "Inventory Advance," "Over Advance," and "Additional Over Advance" in correct alphabetical order:

                  "Additional Over Advance": As defined in Section 2.1 (d).

                  "Eligible Inventory": Inventory of the Borrower which the Lender, in its sole and absolute discretion, deems eligible for Advances, but which meets the following minimum requirements: (a) it is owned by the Borrower, is subject to a first priority perfected security interest in favor of the Lender, and is not subject to any assignment, claim or Lien other than (i) a Lien in favor of the Lender and (ii) Liens consented to by the Lender in writing; (b) it consists of raw materials or finished product (not including work in process and supplies); (c) if held for sale or lease or furnishing under contracts of service, it is (except as the Lender may otherwise consent in writing) new and unused; (d) except as the Lender may otherwise consent, it is not stored with a bailee, warehouseman or similar
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         party; if so stored with the Lender's consent, such bailee, warehouseman or similar party has issued and delivered to the Lender, in form and substance acceptable to the Lender, such documents and agreements as the Lender may require, including without limitation, warehouse receipts therefor in the Lender's name; (e) it is not goods in transit, except for goods in transit shipped ocean freight, which goods may be subject to normal and customary liens that attach in favor of the carrier of such goods; (f) the Lender has determined, in its sole and absolute discretion, that it is not unacceptable due to age, type, category, quality and/or quantity; (g) it is not held by the Borrower on consignment and is not subject to any other repurchase or return agreement; (h) it is not held by a customer of the Borrower or any other Person on consignment; (i) it complies with all standards imposed by any governmental agency having regulatory authority over such goods and/or their use, manufacture or sale; and (j) the warranties, representations and covenants contained in any security agreement or other agreement of the Borrower with or given to the Lender relating directly or indirectly to the Borrower's Inventory are applicable to it without exception.

                  "Inventory Advance": As defined in Section 2.1 (b).

                  "Over Advance": As defined in Section 2.1(c).

                  2.2 THE ADVANCES. Section 2.1 of the Financing Agreement is amended in its entirety as follows:

                  Section 2.1 The Advances. On the terms and subject to the conditions hereof, at the Borrower's request, the Lender, in its absolute and sole discretion and without any commitment to do so, may make the following Advances available to the Borrower:

                  2.1(a) up to seventy-five percent (75%) of the net amount of Eligible Accounts which are listed in the Borrower's most current Borrowing Base Certificate and which are deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion, not to exceed a maximum amount of $12,000,000 (the "Accounts Advances");

                  2.1(b) up to fifty percent (50%) of the net of Eligible Inventory which is listed in the Borrower's most current Borrowing Base Certificate and which is deemed eligible for advances by the Lender, or such greater or lesser percentage at the Lender's sole and absolute discretion, not to exceed a maximum amount of $5,000,000 (the Inventory Advances"), provided that the aggregate outstanding amount of Accounts Advances and Inventory Advances shall not exceed $12,000,000.

                  2.1(c) from July 22, 1998 through December 31, 1998 up to $2,000,000, or such greater or lesser amount at Lender's sole and absolute discretion (the "Over Advances").

                  2.1(d) from July 22, 1998 until December 31, 1998, up to $2,000,000, or such greater or lesser amount at Lender's sole and absolute discretion (the "Additional Over Advance).

         Loans for additional sums requested by the Borrower may be made at the Lender's sole discretion based upon the Lender's valuation of the Borrower's collateral or other factors. The Borrower acknowledges and agrees that the Lender may from time to time, for the


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         Lender's convenience, segregate or apportion the Borrower's collateral for purposes of determining the amounts and maximum amounts of Advances which may be made hereunder. Nevertheless, the Lender's security interest in all such collateral, and any other collateral rights, interests and properties which may now or hereafter be available to the Lender, shall secure and may be applied to the payment of any and all Advances and other indebtedness secured by the Lender's security interest, in any order or manner of application and without regard to the method by which the Lender determines to make Advances hereunder.

                  2.3 INTEREST RATES AND INTEREST PAYMENTS Section 2.3 of the Financing Agreement is amended in its entirety as follows:

                  Section 2.3 Interest Rates and Interest Payments. Interest shall accrue on the unpaid balance of the Advances at a floating rate per annum equal to the sum of the Reference Rate plus 2.5% (the "Applicable Rate") and shall be due and payable monthly in arrears on the last day of each calendar month; and provided further that upon the occurrence and during the continuance of any failure by the Borrower to comply with any agreement or covenant of the Borrower under any Loan Document, the unpaid balance of the Advances shall thereafter bear interest at a floating rate equal to the sum of (a) the Applicable Rate, plus (b) 2% and shall be due and payable on demand; and provided further that the minimum amount of interest payable per annum shall not be less than (i) $100,000 on the Accounts Advances and Inventory Advances; plus (ii) $20,000 on the Over Advances until repayment of the Over Advances occurs due to the occurrence of the Private Placement; plus (iii) $20,000 on the Additional Over Advances until repayment of the Over Advances occurs due to the occurrence of the Private Placement.

                  2.4 ANNUAL FEE. Section 2.6 of the Financing Agreement is amended in its entirety as follows:

                  2.6 Annual Fee. The Borrower shall pay to the Lender an annual fee in an amount equal to twenty-one hundreds of one percent (.21%) of the maximum aggregate amount of the Accounts Advances (the "Annual Fee"). The Annual Fee shall be payable in advance on the Closing Date and on each anniversary of the date of this Agreement.

                  2.5 SUCCESS FEE. Section 2.7 of the Financing Agreement is deleted.

                  2.6 ARTICLE VII. Article VII of the Financing Agreement is amended in its entirety as follows:

                                   ARTICLE VII

                             TERMINATION BY BORROWER

                  This agreement shall continue in effect until terminated upon not less than 30 days' prior written notice delivered by the Borrower certified mail to Lender by certified mail. Termination shall not impair or affect the Lender's fights existing as of the time notice of Termination is given. Borrowers obligations with respect to payment of any Termination fee shall be fixed and owing as of date such notice is given and not when such notice becomes effective.


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                  In the event that the Borrower gives notice to the Lender of the termination of this Agreement under Section VII hereof at any time prior to March 31, 2000, the Borrower will pay to the Lender a prepayment charge, as additional compensation for the Lender's costs of entering into this Agreement, in the amount of (a) 1% of the maximum aggregate amount of the Advances if the notice of termination occurs prior to December 31, 1998 (unless the Over Advances and Additional Over Advances are paid out in full by the Private Placement in which event the prepayment charge shall be equal to 1% of the maximum aggregate amount of the Accounts Advances); or (b) 1% of the maximum aggregate amount of the Accounts Advances if the notice of termination occurs after December 31, 1998, but before March 31, 2000, unless the outstanding amount of Borrower's obligations hereunder are refinanced in full by an affiliate of U.S. Bancorp.

                  SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment, duly executed by the Borrower.

                  3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated March 31, 1998, and
         (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment, and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 Certified copies of all documents evidencing any necessary corporate action or consent with respect to this Amendment.

                  3.4 A Guaranty duly executed by the Guarantor which shall replace and supersede the existing Guaranty of Guarantor.

                  3.5 The Borrower shall have paid a Closing fee of $25,000.

                  3.6 The Borrower shall have satisfied such other conditions as specified by the Lender or counsel to the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Financing Agreement.

                  SECTION 4. REPRESENTATIONS; ACKNOWLEDGMENTS. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Financing Agreement, and in any and all other Loan Documents of the Borrower, are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Financing Agreement, and (b) the Borrower is in compliance with all covenants and agreements of the Borrower as set forth in the Financing Agreement and in any and all other Loan Documents of the Borrower. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution


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and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action. The Borrower acknowledges and agrees that its obligations to the Lender under the Financing Agreement exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Lender. The Borrower further acknowledges and agrees that its obligations to the Lender under the Financing Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and are secured by the Security Agreement, as amended.

                  SECTION 5. AFFIRMATION, FURTHER REFERENCES. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Financing Agreement, the Security Agreement, and any and all other Loan Documents entered into with respect to the obligations under the Financing Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Financing Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

                  SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  SECTION 8. SUCCESSORS. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

                  SECTION 9. LEGAL EXPENSES. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney, counsel for the Lender) incurred in connection with the Financing Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under the Financing Agreement, as amended by this Amendment, which obligations of the Borrower shall survive any termination of the Financing Agreement.

                  SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.


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                  SECTION 11. COUNTERPARTS. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

                  SECTION 12. GOVERNING LAW. The Amendment Documents shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                             FUTECH INTERACTIVE PRODUCTS, INC.

                                             By /s/ Vincent W. Goett
                                                --------------------------------
                                             Title C.E.O.
                                                   -----------------------------

                                             U.S. BANCORP REPUBLIC COMMERCIAL
                                             FINANCE, INC.

                                             By
                                                --------------------------------
                                             Title
                                                   -----------------------------


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                                    GUARANTY

                  THIS GUARANTY, dated as of July 29, 1998 is made and given by VINCENT W. GOETT (the "Guarantor"), in favor of U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation ("Lender").

                                    RECITALS

                  A. Lender has extended and/or may from time to time hereafter extend credit accommodations to Futech Interactive Products, Inc. (the "Borrower").

                  B. In connection with those credit accommodations Lender has required that this Guaranty be executed and delivered by the Guarantor.

                  C. Guarantor is the chairman of the Borrower and owns approximately 26% of the outstanding common stock of Borrower.

                  D. Guarantor previously entered in to a Guaranty of the obligations of Borrower, which is to be replaced by this Guaranty.

                  E. The Guarantor expects to derive benefits from the extension of credit accommodations to the Borrower by Lender and finds it advantageous, desirable and in their best interests to execute and deliver this Guaranty to Lender.

                  NOW, THEREFORE, In consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, the Guarantor hereby covenants and agrees with Lender as follows:

                  Section 1. Defined Terms. As used in this Guaranty, the following terms shall have the meaning indicated:

                  "Borrower" shall have the meaning indicated in Recital A.

                  "Guarantor" shall have the meaning indicated in the opening paragraph hereof.

                  "Obligations" shall mean any and all liabilities and obligations of the Borrower to Lender for or relating to the Over Advances or Additional Over Advances under the Financing Agreement between Borrower and Lender dated March 31, 1998 as amended by that First Amendment to Financing Agreement dated as of July 22, 1998 and as may be further amended (the "Financing Agreement"), of every kind, nature and description whether due or to become due, and whether now existing or hereafter arising or incurred.

                  "Person" shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Lender" shall have the meaning indicated in the opening paragraph hereof.

                  Section 2. The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees to Lender the payment when due (whether by demand, at a scheduled due date, or otherwise) and performance of the Obligations.
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                  Section 3. Maximum Liabilities. The maximum liability of the
Guarantors under this Guaranty shall not exceed at any time the lesser of (a) $4,000,000 or (b) all obligations of the Borrower for or relating to the Over Advances or Additional Over Advances; and in either event plus all interest thereon, plus all of Lender's costs, expenses and attorneys' fees incurred in connection with or relating to (a) the collection of the obligations; (b) the collection and sale of any collateral for the Obligation or this Guaranty, or
(c) the enforcement of this Guaranty, attorneys' fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.

                  Section 4. Continuing Guaranty. This Guaranty is an absolute, unconditional and continuing guaranty of payment and performance of the Obligations, and the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to the Guarantor's liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute, unconditional and irrevocable. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by Lender is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Borrower to Lender.

                  Section 5. Other Transactions. Lender is expressly authorized
(a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Borrower or by any other Person, or to forward or deliver any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and
(b) to amend, modify, extend or supplement any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrower or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of Lender to realize upon any of the Obligations of the Borrower to Lender, or upon any collateral or security for any or all of the Obligations, nor by the taking by Lender of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by Lender of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or


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omission of Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, shall affect or impair the obligations of the Guarantor hereunder. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by Lender shall be conclusive evidence of due delivery hereof by the Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

                  Section 6. Actions Not Required. The Guarantor hereby waives any and all right to cause a marshalling of the assets of the Borrower or any other action by any court or other governmental body with respect thereto or to cause Lender to proceed against any security for the Obligations or any other recourse which Lender may have with respect thereto and further waives any and all requirements that Lender institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to the Guarantor's obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

                  Section 7. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor waives all rights of subrogation to any of the rights of Lender against the Borrower or any other Person liable for payment of any of the Obligations or any collateral security or guaranty or right of offset held by Lender for the payment of the Obligations, and the Guarantor waives all rights to seek any recourse to or contribution or reimbursement from the Borrower or any other Person liable for payment of any of the Obligations in respect of payments made by the Guarantor hereunder, until such time that the Obligations are irrevocably paid in full.

                  Section 8. Application of Payments. Any and all payments upon the Obligations made by the Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by Lender on such items of the Obligations as Lender may elect.

                  Section 9. Recovery of Payment. If any payment received by Lender and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

                  Section 10. Borrower's Financial Condition. The Guarantor is familiar with the financial condition of the Borrower, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of Lender. Lender shall have no obligation to provide the Guarantor with any advice whatsoever or


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to inform the Guarantor at any time of Lender's actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrower.

                  Section 11. Remedies. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by Lender, shall be deemed to be in exclusion of any of the other remedies available to Lender and no one of such remedies shall in any way limit or prejudice any other legal or equitable remedy which Lender may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Lender.

                  Section 12. Bankruptcy of the Borrower. The Guarantor expressly agrees that the liabilities and obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

                  Section 13. Costs and Expenses. The Guarantor will pay or reimburse Lender on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by Lender arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of the Guarantor to fully and timely perform the obligations of the Guarantor hereunder.

                  Section 14. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Lender. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

                  Section 15. Notices. Any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

                  Section 16. Guarantor Acknowledgements. The Guarantor hereby acknowledges that (a) counsel has advised the Guarantor in the negotiation, execution and delivery of this Guaranty, (b) Lender has no fiduciary relationship to the Guarantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Guarantor and Lender.

                  Section 17. Continuing Guaranty. This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of Lender to extend credit accommodations to the Borrower, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, Lender and its successors, transferees, and assigns.

                  Section 18. Reaffirmation. The Guarantor agrees that when so requested by Lender from time to time it will promptly execute and deliver to Lender a written reaffirmation of this Guaranty in such form as Lender may require.

                  Section 19. Financial Statements. Tax Returns. The Guarantor agrees that it will deliver to Lender copies of all state and federal tax returns filed by the Guarantor, together with an updated personal financial statement of the Guarantor in form and substance satisfactory to the Lender, as may be required of the Borrower by Lender or as may otherwise be requested of the Guarantor by Lender.

                  Section 20. Revocation. Notwithstanding any other provision hereof, the Guarantor may revoke this Guaranty prospectively as to future transactions by written notice to that effect actually received by Lender. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by Lender of written notice of revocation, or Obligations created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by Lender prior to receipt of such notice, or any renewals or extensions thereof, theretofore or thereafter made, or all other costs, expenses and attorneys' fees arising from such Obligations.

                  Section 21. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

                  Section 22. Consent to Jurisdiction. AT THE OPTION OF LENDER, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA, MINNESOTA; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

                  Section 23. Waiver of Jury Trial. EACH OF THE GUARANTOR AND LENDER, BY ITS ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  Section 25. General. All representations and warranties contained in this Guaranty or in any other agreement between the Guarantor and Lender shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

                  IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

                                             /s/ Vincent W. Goett
                                             -----------------------------------
                                             VINCENT W.GOETT

                                             Address:
                                             6400 North 48th Street
                                             Paradise Valley, AZ 85253

Address for Lender:

U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC.
2338 Central Avenue NE, Suite 200
Minneapolis, MN 55418
Fax: (612) 782-1801


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